AQR FUNDS

Supplement dated September 22, 2010 (“Supplement”)

to the Statement of Additional Information, dated April 28, 2010, of the AQR Global Equity Fund,

AQR International Equity Fund, AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund and

AQR International Momentum Fund (together, the “Funds”)

This Supplement updates certain information contained in the above-dated Statement of Additional Information. You may obtain copies of the Funds’ Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. Please review this important information carefully.

Effective September 13, 2010 with respect to the AQR Managed Futures Strategy Fund (the “Managed Futures Fund”) and effective September 20, 2010 with respect to the Funds, other than the Managed Futures Fund, JPMorgan Chase Bank, N.A. replaced The Bank of New York Mellon as the custodian of the Funds and J.P. Morgan Investor Services Co. replaced The Bank of New York Mellon as the administrator of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE